Important Notice Regarding Change in Name and Investment Policy

EATON VANCE NEW YORK LIMITED MATURITY MUNICIPAL INCOME FUND

Supplement to Summary Prospectus dated August 1, 2015 as revised January 1, 2016

The following changes are effective April 25, 2016:

1.  The name of Eaton Vance New York Limited Maturity Municipal Income Fund is changed to Eaton Vance New York

Municipal Opportunities Fund.

2.

The following replaces “Investment Objective”:

The Fund’s investment objective is to seek to maximize after-tax total return.

3.

The following replaces “Principal Investment Strategies”:

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and New York State and New York City personal income taxes (the “80% Policy”).  The Fund may invest without limit in obligations the income from which is subject to the federal alternative minimum tax.  The Fund has a flexible investment strategy and may invest in obligations of any duration and credit quality. The Fund also may invest up to 50% of its net assets in obligations rated below investment grade (which are those rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of comparable quality. For purposes of rating restrictions, if securities are rated differently by the rating agencies, the highest rating is used.  The Fund may invest up to 20% of its net assets in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. Government, its agencies and instrumentalities (“Agency Securities”).  Under normal market conditions, the Fund invests at least 65% of its total assets in obligations issued by its state or its political subdivisions, agencies, authorities and instrumentalities.  If consistent with relevant state tax requirements, the Fund may invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam.  The Fund is “non-diversified” and may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer (such limitations do not apply to Agency Securities).

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. The Fund may purchase or sell various kinds of residual interest bonds, financial futures contracts and options thereon to hedge against changes in interest rates, seek total return or as a substitute for the purchase of portfolio securities. The Fund also may enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument.  There is no stated limit on the Fund’s use of derivatives.

In pursuing its investment objective, the Fund may invest in obligations with varying maturities.  Depending on the Fund’s average maturity, the interest rate risk described below may be more or less significant for the Fund. The longer the Fund’s average maturity the more significant interest rate risk will be for the Fund. The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio managers generally will seek to enhance after-tax total return by balancing investment considerations and tax considerations.  The Fund expects to actively engage in relative value trading to take advantage of price appreciation opportunities or to realize capital losses.  A portion of the Fund’s distributions generally will be subject to federal alternative minimum tax.  The Fund may not be suitable for investors subject to the federal alternative minimum tax.

4.

The following replaces the table under “Performance”:

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.57%	2.63%	2.72%
Class A Return After Taxes on Distributions	2.57%	2.63%	2.72%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.74%	2.77%	2.88%
Class C Return Before Taxes	3.16%	2.31%	2.18%
Class I Return Before Taxes	5.10%	3.22%	3.02%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	9.05%	5.16%	4.73%
Barclays 7 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.09%	4.76%	4.66%

5.

The following replaces “Portfolio Manager” under “Management”:

Portfolio Managers

Craig R. Brandon, Vice President of BMR, who has managed the Fund since 2016.

Adam A. Weigold, Vice President of BMR, who has managed the Fund since 2014.

February 18, 2016	21234 2.18.16